Filed Pursuant to Rule 497(e)
1933 Act File No. 333-171987
1940 Act File No. 811-22524

Precidian ETFs Trust

MAXISSM Nikkei 225 Index Fund

February 28, 2014

Supplement to the Statement of Additional Information dated July 29, 2013

 Information Regarding Portfolio Manager Changes

Effective as of February 28, 2014, Jordan Dekhayser does not serve as a portfolio manager of the MAXISSM Nikkei 225 Index Fund (the “Fund”).  Robert Anstine continues to serve as a portfolio manager of the Fund, with Patrick Dwyer joining Mr. Anstine as a portfolio manager of the Fund.

The following replaces the paragraphs under “Portfolio Managers” on page 19 with the following:

Portfolio Managers

The Sub-Advisor acts as portfolio manager for the Fund pursuant to the Sub-Advisory Agreement. The Sub-Advisor will supervise and manage the investment portfolio of the Fund covered by their sub-advisory agreement and will direct the purchase and sale of such Fund’s investment securities. The Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team responsible for the day-to-day management of the portfolios of the Fund operate as a team and are:

Robert Anstine is Vice President of NTI.  Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios.  In addition, he has been involved with the investment management of the FlexShares equity index funds since their inception.  Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.

Patrick Dwyer is Vice President of NTI.  Mr. Dwyer joined NTI in 2003 and is responsible for managing various global index equity portfolios.  Prior to this role, Mr. Dwyer was a senior portfolio manager responsible for the management of international equity index portfolios in developed, emerging, and frontier markets, and currency and futures overlays.  Before Mr. Dwyer’s involvement with the international equity index team, he was an index analyst and portfolio manager on the US index team.

The following supplements the information under “Other Accounts Managed” on page 19 with the following:

The following table provides additional information about other portfolios or accounts managed by Mr. Dwyer as of the most recent practicable date.  The table reflects the total number of other accounts managed by Mr. Dwyer within each category below and the total assets in the accounts managed within each category below.  Mr. Dwyer does not manage accounts on a performance basis.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Patrick Dwyer	19	$13,515.7	49	$36,700.0	65	$22,300.0

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The date of this Supplement is February 28, 2014.  Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Investors Should Retain This Supplement for Future Reference